Exhibit 32

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of Megola, Inc. (the "Company") on Form 10-QSB for the period ending April 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joel Gardner, acting in the capacity as the Chief Executive Officer and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                       /s/ Joel Gardner
                                       -----------------------------------------
                                       Joel Gardner
                                       CEO and CFO
                                       June 17, 2005